                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM N-CSR/A

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-01545
                                                      ---------

                      Eaton Vance Special Investment Trust
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                           (Name and Address of Agent
                                  for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   December 31
                                   -----------
                             Date of Fiscal Year End

                                December 31, 2003
                                -----------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT DECEMBER 31, 2003

[GRAPHIC IMAGE]

EATON VANCE LARGE-CAP CORE FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                          EATON VANCE MANAGEMENT BOSTON
                             MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

   The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122


                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

   The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

   EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

   If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

   Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE LARGE-CAP CORE FUND as of December 31, 2003
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

For the one-year period ended December 31, 2003, Eaton Vance Large-Cap Core Fund had a total return of 23.53% for Class A shares.(1) This return resulted from an increase in net asset value (NAV) to $12.39 per share on December 31, 2003, from $10.03 per share on December 31, 2002. For Class B, the total return for the same period was 22.60%, based on an increase in NAV to $12.26 per share on December 31, 2003, from $10.00 per share on December 31, 2002.(1) For Class C, the total return for the same period was 22.58%, based on an increase in NAV to $12.27 per share on December 31, 2002, from $10.01 per share on December 31, 2002.(1)

For comparison, the S&P 500 Index - an unmanaged index of 500 common stocks used as a measure of U.S. stock market performance - had a total return of 28.67% for the year ended December 31, 2003. The average total return for mutual funds in the Lipper Large-Cap Core Classification was 25.59% for the same period.(2)

A WELCOME RECOVERY IN THE U.S. EQUITY MARKET IN 2003...

During the year ended December 31, 2003, stocks posted their first positive finish since 1999, with the Dow Jones Industrial Average finishing 2003 with a gain of just over 25%.(2) After a shaky start to the year, fueled by concerns about the war in Iraq and mixed economic data, the market found its way back to positive territory amid a historically low interest rate environment and increasingly encouraging economic news. While stocks still have a long way to go towards recovering the significant losses of the three-year bear market, investor sentiment in 2003 appeared to be marked by relief and renewed enthusiasm. Since October 2002, when the market bottomed, through year-end 2003, the Dow rose more than 45% and the Nasdaq Composite Index, which is composed primarily of more volatile growth stocks, was up 80%.(2)

A LONG-TERM INVESTMENT STRATEGY - AN INVESTOR'S BEST WEAPON AGAINST MARKET VOLATILITY ...

If the market's behavior over the past few years has illustrated one thing, it is the importance of a long-term investment strategy. We feel optimistic that the recovery we've seen in the U.S. equity markets to date can be sustained, and that investors can best take advantage of the opportunities this presents by sticking to a long-term horizon. Our analyst team stands poised to seek out further opportunities among large-cap stocks in the year ahead. As investors, we at Eaton Vance believe that the cornerstones of a good long-term investment program are broad diversification and research-driven stock selection.

For more information about the performance of Large-Cap Core Fund in 2003, please read the interview with Portfolio Managers Duncan W. Richardson and Lewis Piantedosi that appears on the following pages.

                                               Sincerely,

                                               /s/ Thomas E. Faust Jr.

                                               Thomas E. Faust Jr.
                                               President
                                               January 30, 2004

FUND INFORMATION
AS OF DECEMBER 31, 2003

PERFORMANCE(3)                                       CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                             23.53%    22.60%     22.58%
Life of Fund+                                        17.77     16.83      16.90

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                             16.45%    17.60%     21.58%
Life of Fund+                                        12.57     13.17      16.90

+Inception Dates - Class A, Class B, and Class C: 9/9/02

TEN LARGEST HOLDINGS(4)             BY TOTAL NET ASSETS
-------------------------------------------------------
Pfizer, Inc.                                        2.2%
Time Warner, Inc.                                   2.2
Home Depot, Inc. (The)                              2.2
Citigroup, Inc.                                     2.2
Comcast Corp., Class A                              2.1
First Data Corp.                                    2.1
Gillette Co.                                        2.1
Emerson Electric Co.                                2.0
Walgreen Co.                                        1.8
Wells Fargo & Co.                                   1.8

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares.
(2)  It is not possible to invest directly in an Index or a Lipper
     Classification.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.
(4) Ten largest holdings accounted for 20.7% of the Portfolio's net assets. Holdings are subject to change. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time periods only; due to market volatility, the Fund's current performance may be different.

     MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR
       OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
                               PRINCIPAL INVESTED.

EATON VANCE LARGE-CAP CORE FUND as of December 31, 2003
MANAGEMENT DISCUSSION

AN INTERVIEW WITH THE PORTFOLIO MANAGERS OF LARGE-CAP CORE PORTFOLIO,
DUNCAN W. RICHARDSON, SENIOR VICE PRESIDENT AND CHIEF EQUITY INVESTMENT OFFICER OF EATON VANCE, AND LEWIS PIANTEDOSI, VICE PRESIDENT OF EATON VANCE

[PHOTO OF DUNCAN W. RICHARDSON]
Duncan W. Richardson
Portfolio Manager

[PHOTO OF LEWIS PIANTEDOSI]
Lewis Piantedosi
Portfolio Manager

Q: Duncan, let's start with an overview of the year.

A: MR. RICHARDSON: We entered 2003 amid a cloud of uncertainty. U.S. equity markets had just closed their third year in a row of declines. Combined with lackluster economic growth and the overhang of war in Iraq, investors were fearful of further stock market losses. As it became evident that U.S. forces would overtake Saddam Hussein's regime in Iraq, investors quickly turned their attention to improving economic fundamentals in the U.S. and abroad, sparking a powerful broad-based equity rally that lasted for the remainder of the year.

   One can point to many catalysts for rising stock prices in 2003. Accommodative monetary and fiscal policy, in the form of extremely low interest rates and new tax legislation passed in May of 2003, gave incentives for continued strength in consumer spending and investment. As the economy picked up steam, the outlook for corporate profits rapidly improved, which also helped drive stock prices higher, reflecting the brighter outlook for continued earnings strength.

Q: Lew, did any particular sectors drive the market's strong performance in 2003?

A: MR. PIANTEDOSI: In 2003, while nearly all major industry sectors participated in the market's rise, the strongest performance came largely from what we consider to be lower-quality, higher-risk stocks. Most were concentrated in the technology sector, an area in which we were underweighted for much of the year. Many of these issues had seen extremely steep price declines during the 2000-2002 bear market, as investors avoided risky stocks with poor balance sheets and questionable business models. As a strong economy emerged in 2003, and with interest rates at 45-year lows, the environment for higher risk securities was particularly favorable.

Q: What were the positive contributors to the Fund's performance in 2003?

A: MR. RICHARDSON: Financial stocks performed well for the Fund during the year, as low interest rates and an improving economy led to strong relative earnings gains. We did quite well emphasizing many of the companies specializing in investment banking and asset management. Also, an underweight of the telecommunications sector, which generally had poor performance during the year, had a positive impact on the Fund's returns.

Q: What were the factors that contributed negatively to performance?

A: MR. PIANTEDOSI: As I noted above, nearly all major sectors participated in the market's rise last year. The Portfolio's underperformance versus the benchmark for the year can be traced to the Spring of 2003, when technology stocks experienced a sudden and significant surge. During this period, the Portfolio was underweighted in tech stocks versus the benchmark. In effect, the Portfolio's underperformance for the year was more a function of the stocks it didn't own than the stocks it did own.

   Despite this short-term underperformance, we remain committed to the Fund's long-term investment strategy of seeking what we believe are quality stocks, with solid balance sheets and attractive, sustainable business models, that are reasonably priced in relation to their fundamental value.

Q: Any closing thoughts?

A: MR. PIANTEDOSI: We believe that the outlook for 2004 is positive for the economy and corporate earnings. Interest rates are still at historically low levels. The Federal Reserve has maintained its accommodative posture, which should continue to be a positive factor for economic growth. The tax legislation enacted in 2003 will continue to benefit consumers in 2004 and also gives corporations incentives, after three down years, to invest in their businesses once again. Corporate profits are beginning to improve, which historically has led to accelerating job growth, and would effectively create self-sustaining economic growth beyond 2004.

   MR. RICHARDSON: The equity markets in 2003 recovered a lot of lost ground. From here, more modest annual returns should be expected. We believe the equity market will advance with earnings, because substantially lower interest rates that would support higher valuations are unlikely.

   The longer-term success of the Fund will be determined by the ability of our research staff to deliver superior stock selection versus the benchmark. Quality investments are gradually gaining strength in the market, and the Portfolio's investment focus will continue to be in companies with strong business franchises and solid long-term earnings prospects that trade at attractive valuations. We believe our long-term and valuation-sensitive approach is the best way to counter the increasingly short-term focus and volatility of the market. In closing, we would like to thank our fellow shareholders for their confidence in our team and their continued participation in the Fund.

     THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

[CHART]

FIVE LARGEST INDUSTRY GROUPS+
As a percentage of total net assets

Pharmaceuticals                                 8.6%
Media                                           6.9%
Oil & Gas                                       5.5%
IT Services                                     4.5%
Semiconductors/Semiconductor Equipment          4.4%

+ Five largest industry groups are subject to change due to active management.

EATON VANCE LARGE-CAP CORE FUND as of December 31, 2003
FUND PERFORMANCE

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE LARGE-CAP CORE FUND CLASS A VS. THE STANDARD & POOR'S 500 INDEX*

September 30, 2002 - December 31, 2003

                       EATON VANCE LARGE-CAP CORE FUND- A
                                Inception: 9/9/02

                 FUND          FUND           S&P
               VALUE AT     VALUE WITH        500
      DATE       NAV       SALES CHARGE      INDEX
----------------------------------------------------
 9/30/2002        10000            9425        10000
10/31/2002      10809.4        10190.76     10879.33
11/30/2002      11192.8        10552.21     11519.05
12/31/2002      10681.6        10070.28     10842.67
 1/31/2003      10330.1         9738.96     10559.18
 2/28/2003      10181.1         9598.39     10400.51
 3/31/2003      10276.9         9688.75      10501.2
 4/30/2003      11022.4        10391.57     11365.79
 5/31/2003      11480.3        10823.29     11964.05
 6/30/2003      11597.5        10933.73     12116.89
 7/31/2003      11757.2        11084.34     12330.63
 8/31/2003      12108.6        11415.66     12570.63
 9/30/2003      11789.1        11114.46     12437.53
10/31/2003      12502.7        11787.15     13140.75
11/30/2003      12747.6        12018.07     13256.24
12/31/2003      13194.9        12439.76     13950.97

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE LARGE-CAP CORE FUND CLASS B VS. THE STANDARD & POOR'S 500 INDEX*

September 30, 2002 - December 31, 2003

                       EATON VANCE LARGE-CAP CORE FUND- B
                                Inception: 9/9/02

                 FUND          FUND           S&P
               VALUE AT     VALUE WITH        500
      DATE       NAV       SALES CHARGE      INDEX
----------------------------------------------------
 9/30/2002       10,000           10000        10000
10/31/2002      10799.6        10799.57     10879.33
11/30/2002      11183.4        11183.37     11519.05
12/31/2002        10661        10660.98     10842.67
 1/31/2003      10298.5        10298.51     10559.18
 2/28/2003      10149.3        10149.25     10400.51
 3/31/2003      10245.2         10245.2      10501.2
 4/30/2003      10970.2        10970.15     11365.79
 5/31/2003      11417.9        11417.91     11964.05
 6/30/2003      11535.2        11535.18     12116.89
 7/31/2003      11684.4        11684.43     12330.63
 8/31/2003      12025.6        12025.59     12570.63
 9/30/2003      11695.1         11695.1     12437.53
10/31/2003      12398.7        12398.72     13140.75
11/30/2003      12633.3        12633.26     13256.24
12/31/2003      13070.4        13070.36     13950.97
                 Less 5%            500
12/31/2003                       12,570

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE LARGE-CAP CORE FUND CLASS C VS. THE STANDARD & POOR'S 500 INDEX*

September 30, 2002 - December 31, 2003

                       EATON VANCE LARGE-CAP CORE FUND- C
                                Inception: 9/9/02

                 FUND          FUND           S&P
               VALUE AT     VALUE WITH        500
      DATE       NAV       SALES CHARGE      INDEX
----------------------------------------------------
 9/30/2002        10000        N/A             10000
10/31/2002      10810.2                     10879.33
11/30/2002      11183.4                     11519.05
12/31/2002      10671.6                     10842.67
 1/31/2003      10309.2                     10559.18
 2/28/2003      10159.9                     10400.51
 3/31/2003      10245.2                      10501.2
 4/30/2003      10980.8                     11365.79
 5/31/2003      11428.6                     11964.05
 6/30/2003      11545.8                     12116.89
 7/31/2003      11695.1                     12330.63
 8/31/2003      12025.6                     12570.63
 9/30/2003      11705.8                     12437.53
10/31/2003      12398.7                     13140.75
11/30/2003      12643.9                     13256.24
12/31/2003        13081                     13950.97

PERFORMANCE+                                           CLASS A   CLASS B   CLASS C
----------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                               23.53%    22.60%    22.58%
Life of Fund++                                         17.77     16.83     16.90

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                               16.45%    17.60%    21.58%
Life of Fund++                                         12.57     13.17     16.90

++Inception Dates - Class A, Class B, and Class C: 9/9/02

* Source: Thomson Financial. Investment operations commenced 9/9/02. The chart uses closest month-end after inception.

  The charts compare the Fund's total return with that of the S&P 500 Index, an unmanaged index of 500 common stocks commonly used as a measure of U.S. stock market performance. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the charts represent the total returns of $10,000 hypothetical investments in Class A, Class B and Class C of the Fund and in the S&P 500 Index. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

+ Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year;
  3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE LARGE-CAP CORE FUND as of December 31, 2003
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2003

ASSETS

Investment in Large-Cap Core Portfolio, at value
   (identified cost, $15,013,730)                                               $   17,456,335
Receivable for Fund shares sold                                                        144,514
Receivable from affiliate                                                              140,348
----------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $   17,741,197
----------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                $       92,967
Payable to affiliate for distribution and service fees                                     827
Payable to affiliate for Trustees' fees                                                     45
Accrued expenses                                                                        25,054
----------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                               $      118,893
----------------------------------------------------------------------------------------------
NET ASSETS                                                                      $   17,622,304
----------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                 $   15,264,944
Accumulated net realized loss from Portfolio (computed on the basis of
   identified cost)                                                                    (88,512)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                  2,445,872
----------------------------------------------------------------------------------------------
TOTAL                                                                           $   17,622,304
----------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                      $    8,502,963
SHARES OUTSTANDING                                                                     686,269
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)            $        12.39
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $12.39)                                             $        13.15
----------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                      $    5,349,030
SHARES OUTSTANDING                                                                     436,234
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)            $        12.26
----------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                      $    3,770,311
SHARES OUTSTANDING                                                                     307,402
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)            $        12.27
----------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.


STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2003

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $2,137)               $      134,049
Interest allocated from Portfolio                                                        3,765
Expenses allocated from Portfolio                                                     (118,015)
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                            $       19,799
----------------------------------------------------------------------------------------------

EXPENSES

Administration fee                                                              $       15,444
Trustees' fees and expenses                                                                 56
Distribution and service fees
   Class A                                                                              12,561
   Class B                                                                              30,820
   Class C                                                                              21,896
Registration fees                                                                       83,090
Legal and accounting services                                                           12,202
Custodian fee                                                                           11,639
Transfer and dividend disbursing agent fees                                             10,595
Printing and postage                                                                     5,354
Miscellaneous                                                                            2,660
----------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                  $      206,317
----------------------------------------------------------------------------------------------
Deduct --
   Reimbursement of expenses by affiliate                                       $      140,348
----------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                        $      140,348
----------------------------------------------------------------------------------------------

NET EXPENSES                                                                    $       65,969
----------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                             $      (46,170)
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                              $      (56,901)
   Foreign currency transactions                                                            32
----------------------------------------------------------------------------------------------
NET REALIZED LOSS                                                               $      (56,869)
----------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                          $    2,479,806
   Foreign currency                                                                         56
----------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                            $    2,479,862
----------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                $    2,422,993
----------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $    2,376,823
----------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                            YEAR ENDED           PERIOD ENDED
IN NET ASSETS                                                  DECEMBER 31, 2003    DECEMBER 31, 2002(1)
--------------------------------------------------------------------------------------------------------
From operations --
   Net investment loss                                         $         (46,170)   $             (1,909)
   Net realized loss                                                     (56,869)                (31,647)
   Net change in unrealized
      appreciation (depreciation)                                      2,479,862                 (33,990)
--------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                             $       2,376,823    $            (67,546)
--------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                  $       6,336,166    $          3,484,900
      Class B                                                          3,734,830               1,789,122
      Class C                                                          3,002,018               1,329,448
   Cost of shares redeemed
      Class A                                                         (2,033,557)               (395,200)
      Class B                                                           (715,391)               (172,906)
      Class C                                                           (893,898)               (152,505)
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                          $       9,430,168    $          5,882,859
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                     $      11,806,991    $          5,815,313
--------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $       5,815,313    $                 --
--------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $      17,622,304    $          5,815,313
--------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, September 9, 2002, to December 31, 2002.

                       See notes to financial statements.

EATON VANCE LARGE-CAP CORE FUND as of December 31, 2003
FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                                                 CLASS A
                                                                                -----------------------------------------
                                                                                YEAR ENDED           PERIOD ENDED
                                                                                DECEMBER 31, 2003    DECEMBER 31, 2002(1)
-------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                               $    10.030          $   10.000
-------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)(2)                                                    $    (0.007)         $    0.000(3)
Net realized and unrealized gain                                                         2.367               0.030(4)
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                                       $     2.360          $    0.030
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                                     $    12.390          $   10.030
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(5)                                                                          23.53%               0.30%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                                            $     8,503          $    3,060
Ratios (As a percentage of average daily net assets):
   Net expenses(6)                                                                        1.40%               1.41%(7)
   Net expenses after custodian fee reduction(6)                                          1.40%               1.40%(7)
   Net investment income (loss)                                                          (0.06)%              0.00%(7)(8)
Portfolio Turnover of the Portfolio                                                         64%                 11%
-------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund reflect a reimbursement of expenses by the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(6)                                                                            2.76%              10.08%(7)
   Expenses after custodian fee reduction(6)                                              2.76%              10.07%(7)
   Net investment loss                                                                   (1.42)%             (8.67)%(7)
Net investment loss per share                                                      $    (0.166)         $   (0.272)
-------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, September 9, 2002 to December 31, 2002.
(2) Net investment income (loss) per share was computed using average shares outstanding.
(3)  Less than 0.001 per share.
(4) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(6)  Includes the Fund's share of the Portfolio's allocated expenses.
(7)  Annualized.
(8)  Less than 0.01%.

                       See notes to financial statements.

                                                                                                 CLASS B
                                                                                -----------------------------------------
                                                                                YEAR ENDED           PERIOD ENDED
                                                                                DECEMBER 31, 2003    DECEMBER 31, 2002(1)
-------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                                $   10.000          $   10.000
-------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                                              $   (0.090)         $   (0.021)
Net realized and unrealized gain                                                         2.350               0.021(3)
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                                        $    2.260          $       --
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                                      $   12.260          $   10.000
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                                                          22.60%               0.00%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                                             $    5,349          $    1,595
Ratios (As a percentage of average daily net assets):
   Net expenses(5)                                                                        2.15%               2.16%(6)
   Net expenses after custodian fee reduction(5)                                          2.15%               2.15%(6)
   Net investment loss                                                                   (0.81)%             (0.67)%(6)
Portfolio Turnover of the Portfolio                                                         64%                 11%
-------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund reflect a reimbursement of expenses by the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(5)                                                                            3.51%              10.83%(6)
   Expenses after custodian fee reduction(5)                                              3.51%              10.82%(6)
   Net investment loss                                                                   (2.17)%             (9.34)%(6)
Net investment loss per share                                                       $   (0.239)         $   (0.293)
-------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, September 9, 2002 to December 31, 2002.
(2) Net investment loss per share was computed using average shares outstanding.
(3) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolio's allocated expenses.
(6)  Annualized.

                       See notes to financial statements.

                                                                                                 CLASS C
                                                                                -----------------------------------------
                                                                                YEAR ENDED           PERIOD ENDED
                                                                                DECEMBER 31, 2003    DECEMBER 31, 2002(1)
-------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                                $   10.010          $   10.000
-------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                                              $   (0.089)         $   (0.023)
Net realized and unrealized gain                                                         2.349               0.033(3)
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                                        $    2.260          $    0.010
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                                      $   12.270          $   10.010
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                                                          22.58%               0.10%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                                             $    3,770          $    1,161
Ratios (As a percentage of average daily net assets):
   Net expenses(5)                                                                        2.15%               2.16%(6)
   Net expenses after custodian fee reduction(5)                                          2.15%               2.15%(6)
   Net investment loss                                                                   (0.81)%             (0.71)%(6)
Portfolio Turnover of the Portfolio                                                         64%                 11%
-------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund reflect a reimbursement of expenses by the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(5)                                                                            3.51%              10.83%(6)
   Expenses after custodian fee reduction(5)                                              3.51%              10.82%(6)
   Net investment loss                                                                   (2.17)%             (9.38)%(6)
Net investment loss per share                                                       $   (0.239)         $   (0.304)
-------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, September 9, 2002 to December 31, 2002.
(2) Net investment loss per share was computed using average shares outstanding.
(3) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolio's allocated expenses.
(6)  Annualized.

                       See notes to financial statements.

EATON VANCE LARGE-CAP CORE FUND as of December 31, 2003
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Large-Cap Core Fund (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of Large-Cap Core Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.3% at December 31, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America.

   C EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

   D FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2003, the Fund, for federal income tax purposes, had a capital loss carryover of $80,715, which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such loss carryover will expire on December 31, 2010 ($15,286) and December 31, 2011 ($65,429).

   E INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

   F OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

   G USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                               YEAR ENDED           PERIOD ENDED
   CLASS A                     DECEMBER 31, 2003    DECEMBER 31, 2002(1)
   ---------------------------------------------------------------------
   Sales                                 576,425                 343,788
   Redemptions                          (195,138)                (38,806)
   ---------------------------------------------------------------------
   NET INCREASE                          381,287                 304,982
   ---------------------------------------------------------------------

                               YEAR ENDED           PERIOD ENDED
   CLASS B                     DECEMBER 31, 2003    DECEMBER 31, 2002(1)
   ---------------------------------------------------------------------
   Sales                                 346,357                 176,579
   Redemptions                           (69,622)                (17,080)
   ---------------------------------------------------------------------
   NET INCREASE                          276,735                 159,499
   ---------------------------------------------------------------------

                               YEAR ENDED           PERIOD ENDED
   CLASS C                     DECEMBER 31, 2003    DECEMBER 31, 2002(1)
   ---------------------------------------------------------------------
   Sales                                 280,180                 130,856
   Redemptions                           (88,748)                (14,886)
   ---------------------------------------------------------------------
   NET INCREASE                          191,432                 115,970
   ---------------------------------------------------------------------

   (1) For the period from the start of business, September 9, 2002, to December 31, 2002.

4  TRANSACTIONS WITH AFFILIATES

   The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended December 31, 2003, the administration fee amounted to $15,444. To reduce the net investment loss of the Fund, EVM was allocated $140,348 of the Fund's operating expenses for the year ended December 31, 2003. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2003, EVM earned $1,371 in sub-transfer agent fees.

   Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2003, no significant amounts have been deferred.

   Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $8,687 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2003.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts therefore paid to EVD by each respective class. The Fund paid or accrued $23,115 and $16,422 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2003, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At December 31, 2003, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $69,000 and $136,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2003 amounted to $12,561, $7,705 and $5,474 for Class A, Class B and Class C shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

   No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $10, $7,000 and $200 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended December 31, 2003.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio aggregated $13,110,687 and $3,696,639, respectively, for the year ended December 31, 2003.

EATON VANCE LARGE-CAP CORE FUND AS OF DECEMBER 31, 2003
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE SPECIAL INVESTMENT
TRUST AND SHAREHOLDERS OF EATON VANCE LARGE-CAP CORE FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Core Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust) as of December 31, 2003, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from the start of business, September 9, 2002 to December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Core Fund at December 31, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 20, 2004

LARGE-CAP CORE PORTFOLIO as of December 31, 2003
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 98.2%

SECURITY                                                              SHARES     VALUE
------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 3.1%

General Dynamics Corp.                                                   1,950   $       176,260
Lockheed Martin Corp.                                                    3,800           195,320
Northrop Grumman Corp.                                                   1,800           172,080
------------------------------------------------------------------------------------------------
                                                                                 $       543,660
------------------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 0.6%

FedEx Corp.                                                              1,570   $       105,975
------------------------------------------------------------------------------------------------
                                                                                 $       105,975
------------------------------------------------------------------------------------------------

BEVERAGES -- 2.8%

Anheuser-Busch Cos., Inc.                                                3,300   $       173,844
Coca-Cola Company (The)                                                  3,100           157,325
PepsiCo, Inc.                                                            3,450           160,839
------------------------------------------------------------------------------------------------
                                                                                 $       492,008
------------------------------------------------------------------------------------------------

BIOTECHNOLOGY -- 3.5%

Amgen, Inc.(1)                                                           3,000   $       185,400
Biogen, Inc.(1)                                                          5,980           219,944
Genzyme Corp.(1)                                                         4,100           202,294
------------------------------------------------------------------------------------------------
                                                                                 $       607,638
------------------------------------------------------------------------------------------------

CAPITAL MARKETS -- 3.8%

Franklin Resources, Inc.                                                 4,200   $       218,652
Goldman Sachs Group, Inc.                                                2,200           217,206
Merrill Lynch & Co., Inc.                                                4,000           234,600
------------------------------------------------------------------------------------------------
                                                                                 $       670,458
------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 4.0%

Cisco Systems, Inc.(1)                                                   9,600   $       233,184
Motorola, Inc.                                                          18,700           263,109
Nokia Oyj ADR                                                           12,700           215,900
------------------------------------------------------------------------------------------------
                                                                                 $       712,193
------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 1.4%

International Business Machines Corp.                                    2,600   $       240,968
------------------------------------------------------------------------------------------------
                                                                                 $       240,968
------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 2.2%

Citigroup, Inc.                                                          7,800   $       378,612
------------------------------------------------------------------------------------------------
                                                                                 $       378,612
------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.3%

BCE, Inc.(2)                                                             3,900   $        87,204
Telefonos de Mexico SA de CV (Telmex) ADR                                4,500           148,635
------------------------------------------------------------------------------------------------
                                                                                 $       235,839
------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 1.9%

Emerson Electric Co.                                                     5,300   $       343,175
------------------------------------------------------------------------------------------------
                                                                                 $       343,175
------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.4%

Agilent Technologies, Inc.(1)                                            6,400   $       187,136
Flextronics International Ltd.(1)(2)                                    16,400           243,376
------------------------------------------------------------------------------------------------
                                                                                 $       430,512
------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 1.8%

BJ Services Co.(1)                                                       4,800   $       172,320
Schlumberger Ltd.(2)                                                     2,625           143,640
------------------------------------------------------------------------------------------------
                                                                                 $       315,960
------------------------------------------------------------------------------------------------

FINANCIAL SERVICES - MISCELLANEOUS -- 1.7%

Moody's Corp.                                                            5,000   $       302,750
------------------------------------------------------------------------------------------------
                                                                                 $       302,750
------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 3.2%

Walgreen Co.                                                             8,800   $       320,144
Wal-Mart Stores, Inc.                                                    4,550           241,377
------------------------------------------------------------------------------------------------
                                                                                 $       561,521
------------------------------------------------------------------------------------------------

FOOD PRODUCTS -- 1.1%

Hershey Foods Corp.                                                      2,600   $       200,174
------------------------------------------------------------------------------------------------
                                                                                 $       200,174
------------------------------------------------------------------------------------------------

HEALTH CARE - PROVIDERS & SERVICES -- 1.5%

Caremark Rx, Inc.(1)                                                    10,300   $       260,899
------------------------------------------------------------------------------------------------
                                                                                 $       260,899
------------------------------------------------------------------------------------------------

                       See notes to financial statements.

SECURITY                                                              SHARES     VALUE
------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.8%

Procter & Gamble Co.                                                     1,450   $       144,826
------------------------------------------------------------------------------------------------
                                                                                 $       144,826
------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATE -- 1.5%

General Electric Co.                                                     8,400   $       260,232
------------------------------------------------------------------------------------------------
                                                                                 $       260,232
------------------------------------------------------------------------------------------------

INSURANCE -- 2.8%

Aflac Corp.                                                              5,200   $       188,136
Berkshire Hathaway, Inc., Class B(1)                                        45           126,675
MetLife, Inc.                                                            5,170           174,074
------------------------------------------------------------------------------------------------
                                                                                 $       488,885
------------------------------------------------------------------------------------------------

INTERNET CATALOG & RETAIL -- 0.8%

InterActiveCorp(1)                                                       3,900   $       132,327
------------------------------------------------------------------------------------------------
                                                                                 $       132,327
------------------------------------------------------------------------------------------------

IT SERVICES -- 4.5%

Accenture Ltd., Class A(1)(2)                                            6,750   $       177,660
First Data Corp.                                                         9,000           369,810
Fiserv, Inc.(1)                                                          6,100           241,011
------------------------------------------------------------------------------------------------
                                                                                 $       788,481
------------------------------------------------------------------------------------------------

MACHINERY -- 3.9%

Danaher Corp.                                                            3,050   $       279,837
Deere & Co.                                                              3,000           195,150
Illinois Tool Works, Inc.                                                2,550           213,971
------------------------------------------------------------------------------------------------
                                                                                 $       688,958
------------------------------------------------------------------------------------------------

MEDIA -- 6.9%

Clear Channel Communications, Inc.                                       2,850   $       133,466
Comcast Corp., Class A(1)                                               11,900           372,232
The Walt Disney Co.                                                      5,400           125,982
Time Warner, Inc.(1)                                                    21,800           392,182
Univision Communications, Inc.(1)                                        4,600           182,574
------------------------------------------------------------------------------------------------
                                                                                 $     1,206,436
------------------------------------------------------------------------------------------------

METALS & MINING -- 1.6%

Alcoa, Inc.                                                              7,500   $       285,000
------------------------------------------------------------------------------------------------
                                                                                 $       285,000
------------------------------------------------------------------------------------------------

MONEY CENTER BANKS -- 2.4%

Bank of America Corp.                                                    2,100   $       168,903
FleetBoston Financial Corp.                                              5,900           257,535
------------------------------------------------------------------------------------------------
                                                                                 $       426,438
------------------------------------------------------------------------------------------------

MULTILINE RETAIL -- 0.8%

Target Corp.                                                             3,700   $       142,080
------------------------------------------------------------------------------------------------
                                                                                 $       142,080
------------------------------------------------------------------------------------------------

OIL & GAS -- 5.5%

BP PLC ADR                                                               3,120   $       153,972
Burlington Resources, Inc.                                               2,650           146,757
ConocoPhillips                                                           2,450           160,647
Exxon Mobil Corp.                                                        4,310           176,710
GlobalSantaFe Corp.                                                      7,000           173,810
Total SA ADR                                                             1,600           148,016
------------------------------------------------------------------------------------------------
                                                                                 $       959,912
------------------------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 3.7%

Estee Lauder Cos., Inc., (The), Class A                                  7,200   $       282,672
Gillette Co.                                                             9,980           366,565
------------------------------------------------------------------------------------------------
                                                                                 $       649,237
------------------------------------------------------------------------------------------------

PHARMACEUTICALS -- 8.6%

Abbott Laboratories                                                      5,400   $       251,640
Johnson & Johnson Co.                                                    4,300           222,138
Lilly (Eli) & Co.                                                        3,100           218,023
Pfizer, Inc.                                                            11,170           394,636
Teva Pharmaceuticals Industries Ltd. ADR                                 4,000           226,840
Wyeth                                                                    4,500           191,025
------------------------------------------------------------------------------------------------
                                                                                 $     1,504,302
------------------------------------------------------------------------------------------------

REGIONAL BANKS -- 3.3%

Charter One Financial, Inc.                                              5,800   $       200,390
National Commerce Financial Corp.                                        6,000           163,680
TCF Financial Corp.                                                      4,100           210,535
------------------------------------------------------------------------------------------------
                                                                                 $       574,605
------------------------------------------------------------------------------------------------

RETAIL - HOME IMPROVEMENT -- 2.2%

Home Depot, Inc. (The)                                                  11,000   $       390,390
------------------------------------------------------------------------------------------------
                                                                                 $       390,390
------------------------------------------------------------------------------------------------

                       See notes to financial statements.

SECURITY                                                              SHARES     VALUE
------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.4%

Intel Corp.                                                              9,100   $       293,020
Microchip Technology, Inc.                                               8,000           266,880
Taiwan Semiconductor SP ADR(1)                                          20,300           207,872
------------------------------------------------------------------------------------------------
                                                                                 $       767,772
------------------------------------------------------------------------------------------------

SOFTWARE -- 1.1%

Microsoft Corp.                                                          7,220   $       198,839
------------------------------------------------------------------------------------------------
                                                                                 $       198,839
------------------------------------------------------------------------------------------------

SPECIALTY RETAIL -- 2.2%

Best Buy Co., Inc.                                                       4,200   $       219,408
TJX Companies, Inc.                                                      8,000           176,400
------------------------------------------------------------------------------------------------
                                                                                 $       395,808
------------------------------------------------------------------------------------------------

SUPER REGIONAL BANKS -- 3.2%

Fifth Third Bancorp                                                      1,600   $        94,560
National City Corp.                                                      4,600           156,124
Wells Fargo & Co.                                                        5,350           315,062
------------------------------------------------------------------------------------------------
                                                                                 $       565,746
------------------------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS -- 1.7%

Nextel Communications, Inc., Class A(1)                                 10,500   $       294,630
------------------------------------------------------------------------------------------------
                                                                                 $       294,630
------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $14,796,380)                                                 $    17,267,246
------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 3.8%

                                                               PRINCIPAL
                                                               AMOUNT
SECURITY                                                       (000'S OMITTED)   VALUE
------------------------------------------------------------------------------------------------
Investors Bank and Trust Time Deposit, 1.01%, 1/2/04           $           669   $       669,000
------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $669,000)                                                 $       669,000
------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 102.0%
   (IDENTIFIED COST $15,465,380)                                                 $    17,936,246
------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- (2.0)%                                         $      (357,041)
------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                             $    17,579,205
------------------------------------------------------------------------------------------------

ADR - American Depositary Receipt
(1) Non-income producing security.
(2) Foreign security.

                       See notes to financial statements.

LARGE-CAP CORE PORTFOLIO as of December 31, 2003
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2003

ASSETS

Investments, at value (identified cost, $15,465,380)                $    17,936,246
Cash                                                                         30,896
Dividends and interest receivable                                            16,113
Tax reclaim receivable                                                          374
-----------------------------------------------------------------------------------
TOTAL ASSETS                                                        $    17,983,629
-----------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                   $       376,988
Payable to affiliate for Trustees' fees                                          45
Accrued expenses                                                             27,391
-----------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   $       404,424
-----------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO           $    17,579,205
-----------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals             $    15,108,288
Net unrealized appreciation (computed on the basis of
  identified cost)                                                        2,470,917
-----------------------------------------------------------------------------------
TOTAL                                                               $    17,579,205
-----------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2003

INVESTMENT INCOME

Dividends (net of foreign taxes, $2,164)                            $       135,449
Interest                                                                      3,804
-----------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                             $       139,253
-----------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                              $        66,929
Trustees' fees and expenses                                                      68
Custodian fee                                                                29,957
Legal and accounting services                                                20,888
Miscellaneous                                                                 1,500
-----------------------------------------------------------------------------------
TOTAL EXPENSES                                                      $       119,342
-----------------------------------------------------------------------------------

NET INVESTMENT INCOME                                               $        19,911
-----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
    Investment transactions (identified cost basis)                 $       (55,781)
    Foreign currency transactions                                                32
-----------------------------------------------------------------------------------
NET REALIZED LOSS                                                   $       (55,749)
-----------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
    Investments (identified cost basis)                             $     2,502,181
    Foreign currency                                                             56
-----------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                $     2,502,237
-----------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                    $     2,446,488
-----------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $     2,466,399
-----------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                         YEAR ENDED          PERIOD ENDED
IN NET ASSETS                                               DECEMBER 31, 2003   DECEMBER 31, 2002(1)
----------------------------------------------------------------------------------------------------
From operations --
Net investment income (loss)                                $          19,911   $            (25,235)
   Net realized loss                                                  (55,749)               (33,738)
   Net change in unrealized appreciation
   (depreciation)                                                   2,502,237                (31,320)
----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          $       2,466,399   $            (90,293)
----------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                            $      13,110,687   $          6,421,283
   Withdrawals                                                     (3,696,639)              (732,242)
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                     $       9,414,048   $          5,689,041
----------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                  $      11,880,447   $          5,598,748
----------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                        $       5,698,758   $            100,010
----------------------------------------------------------------------------------------------------
AT END OF YEAR                                              $      17,579,205   $          5,698,758
----------------------------------------------------------------------------------------------------

(1) For the period from the start of business, September 9, 2002, to December 31, 2002.

                       See notes to financial statements.

SUPPLEMENTARY DATA

                                                                  YEAR ENDED DECEMBER 31,
                                                               ----------------------------
                                                                   2003           2002(1)
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
     Expenses                                                          1.15%           4.48%(2)
     Expenses after custodian fee reduction                            1.15%           4.47%(2)
     Net investment income (loss)                                      0.19%          (3.03)%(2)
Portfolio Turnover                                                       64%             11%
-------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                       23.83%          (0.73)%
-------------------------------------------------------------------------------------------

NET ASSETS, END OF YEAR (000'S OMITTED)                        $     17,579    $      5,699
-------------------------------------------------------------------------------------------

(1) For the period from the start of business, September 9, 2002 to December 31, 2002.
(2) Annualized.
(3) Total return is not computed on an annualized basis.

                       See notes to financial statements.

LARGE-CAP CORE PORTFOLIO AS OF DECEMBER 31, 2003
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Large-Cap Core Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 18, 2002, seeks to achieve total return by investing in a broadly diversified selection of equity securities, seeking companies with above-average growth and financial strength. The Portfolio normally invests at least 80% of its assets in large-cap companies, which are companies with a market capitalization equal to or greater than the median capitalization of companies included in the Standard & Poor's 500 Index. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At December 31, 2003, the Eaton Vance Large-Cap Core Fund held an approximate 99.3% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

   D FINANCIAL FUTURES CONTRACTS -- Upon entering into a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E PUT OPTIONS -- Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an asset in the Statement of Assets and Liabilities, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium paid. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

   F SECURITIES SOLD SHORT -- The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short. Such transactions are done in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

   G FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   H INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Portfolio that have not yet occurred.

   I EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

   J USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   K OTHER -- Investment transactions are accounted for on a trade-date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.65% annually of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2003, the advisory fee amounted to $66,929. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2003, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $15,881,741 and $6,403,075, respectively, for the year ended December 31, 2003.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2003, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                             $   15,472,685
   ---------------------------------------------------------
   Gross unrealized appreciation              $    2,509,128
   Gross unrealized depreciation                     (45,567)
   ---------------------------------------------------------
   NET UNREALIZED APPRECIATION                $    2,463,561
   ---------------------------------------------------------

5  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at December 31, 2003.

6  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees for the year ended December 31, 2003.

LARGE-CAP CORE PORTFOLIO as of December 31, 2003
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF LARGE-CAP CORE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Large-Cap Core Portfolio (the Portfolio) as of December 31, 2003 and the related statement of operations for the year then ended, and the statement of changes in net assets and the supplementary data for the year then ended and for the period from the start of business, September 9, 2002, to December 31, 2002. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of December 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Large-Cap Core Portfolio as of December 31, 2003, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 20, 2004

EATON VANCE LARGE-CAP CORE FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Eaton Vance Special Investment Trust (the Trust) and Large-Cap Core Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust as that term is defined under the 1940 Act. The business address of each Trustee and officer is the Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                         POSITION(S)      TERM OF                                     NUMBER OF PORTFOLIOS
                          WITH THE       OFFICE AND                                     IN FUND COMPLEX
     NAME AND             TRUST AND      LENGTH OF        PRINCIPAL OCCUPATION(S)         OVERSEEN BY
   DATE OF BIRTH         PORTFOLIOS       SERVICE         DURING PAST FIVE YEARS           TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)
Jessica M. Bibliowicz      Trustee     Trustee of the  Chairman, President and Chief           195           Director of National
11/28/59                                 Trust since   Executive Officer of National                          Financial Partners
                                        1998; of the   Financial Partners (financial
                                         Portfolio     services company) (since
                                         since 2002    April 1999). President and
                                                       Chief Operating Officer of
                                                       John A. Levin & Co.
                                                       (registered investment
                                                       advisor) (July 1997 to April
                                                       1999) and a Director of
                                                       Baker, Fentress & Company,
                                                       which owns John A. Levin & Co.
                                                       (July 1997 to April 1999).
                                                       Ms. Bibliowicz is an
                                                       interested person because of
                                                       her affiliation with a
                                                       brokerage firm.

James B. Hawkes          Trustee of    Trustee of the  Chairman, President and Chief           195              Director of EVC
11/9/41                   the Trust     Trust since    Executive Officer of BMR,
                           and the      1989; of the   EVC, EVM and EV; Director of
                          Portfolio      Portfolio     EV; Vice President and
                                         since 2002    Director of EVD. Trustee and/or
                                                       officer of 195 registered
                                                       investment companies in the
                                                       Eaton Vance Fund Complex. Mr.
                                                       Hawkes is an interested person
                                                       because of his positions with
                                                       BMR, EVM, EVC and EV, which are
                                                       affiliates of the Fund and the
                                                       Portfolio.

NONINTERESTED TRUSTEE(S)
Samuel L. Hayes, III      Trustee      Trustee of the  Jacob H. Schiff Professor of            195         Director of Tiffany & Co.
2/23/35                                 Trust since    Investment Banking Emeritus,                        (specialty retailer) and
                                       1989; of the    Harvard University Graduate                               Telect, Inc.
                                        Portfolio      School of Business                                     (telecommunication
                                        since 2002     Administration.                                         services company)

William H. Park           Trustee        Since 2003    President and Chief Executive           192                   None
9/19/47                                                Officer, Prizm Capital
                                                       Management, LLC (investment
                                                       management firm) (since
                                                       2002). Executive Vice
                                                       President and Chief Financial
                                                       Officer, United Asset
                                                       Management Corporation (a
                                                       holding company owning
                                                       institutional investment
                                                       management firms)
                                                       (1982-2001).

Ronald A. Pearlman        Trustee        Since 2003    Professor of Law, Georgetown            192                   None
7/10/40                                                University Law Center (since
                                                       1999). Tax Partner,
                                                       Covington & Burling,
                                                       Washington, DC (1991-2000).

                         POSITION(S)      TERM OF                                     NUMBER OF PORTFOLIOS
                          WITH THE       OFFICE AND                                     IN FUND COMPLEX
     NAME AND           TRUST AND THE    LENGTH OF        PRINCIPAL OCCUPATION(S)         OVERSEEN BY
   DATE OF BIRTH          PORTFOLIO       SERVICE         DURING PAST FIVE YEARS           TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)
Norton H. Reamer           Trustee     Trustee of the  President, Chief Executive              195                   None
9/21/35                                 Trust since    Officer and a Director of
                                        1989; of the   Asset Management Finance
                                         Portfolio     Corp. (a specialty finance
                                        since 2002     company serving the
                                                       investment management
                                                       industry) (since October
                                                       2003). President, Unicorn
                                                       Corporation (an investment and
                                                       financial advisory services
                                                       company) (since September
                                                       2000). Formerly, Chairman,
                                                       Hellman, Jordan Management
                                                       Co., Inc. (an investment
                                                       management company)
                                                       (2000-2003). Formerly,
                                                       Advisory Director of Berkshire
                                                       Capital Corporation
                                                       (investment banking firm)
                                                       (2002-2003). Formerly,
                                                       Chairman of the Board, United
                                                       Asset Management Corporation
                                                       (a holding company owning
                                                       institutional investment
                                                       management firms) and
                                                       Chairman, President and
                                                       Director, UAM Funds (mutual
                                                       funds) (1980-2000).

Lynn A. Stout              Trustee     Trustee of the  Professor of Law, University            195                   None
9/14/57                                 Trust since    of California at Los Angeles
                                        1998; of the   School of Law (since July
                                          Portfolio    2001). Formerly, Professor
                                         since 2002    of Law, Georgetown
                                                       University Law Center.

                                POSITION(S)          TERM OF
                                  WITH THE         OFFICE AND
        NAME AND                 TRUST AND          LENGTH OF              PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH            THE PORTFOLIO         SERVICE                DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
Thomas E. Faust Jr.           President of the      Since 2002   Executive Vice President of EVM, BMR, EVC and
5/31/58                            Trust                         EV; Chief Investment Officer of EVM and BMR
                                                                 and Director of EVC. Chief Executive Officer
                                                                 of Belair Capital Fund LLC, Belcrest Capital
                                                                 Fund LLC, Belmar Capital Fund LLC, Belport
                                                                 Capital Fund LLC and Belrose Capital Fund LLC
                                                                 (private investment companies sponsored by
                                                                 EVM). Officer of 54 registered investment
                                                                 companies managed by EVM or BMR.

Duke E. Laflamme              Vice President        Since 2001   Vice President of EVM and BMR. Officer of 11
7/8/69                         of the Trust                      registered investment companies managed by EVM
                                                                 or BMR.

Thomas H. Luster              Vice President        Since 2002   Vice President of EVM and BMR. Officer of 15
4/8/62                         of the Trust                      registered investment companies managed by EVM
                                                                 or BMR.

Lewis R. Piantedosi            Vice President       Since 2002   Vice President of EVM and BMR. Equity Analyst
8/10/65                       of the Portfolio                   at EVM since May 1999. Previously, Partner and
                                                                 Equity Analyst for Freedom Capital Management
                                                                 (1996-1999). Officer of 1 registered
                                                                 investment company managed by EVM or BMR.

Duncan W. Richardson           President of         Since 2002   Senior Vice President and Chief Equity
10/26/57                       the Portfolio                     Investment Officer of EVM and BMR. Officer of
                                                                 42 registered investment companies managed by
                                                                 EVM or BMR.

Alan R. Dynner                   Secretary         Secretary of  Vice President, Secretary and Chief Legal
10/10/40                                            the Trust    Officer of BMR, EVM, EVD, EV and EVC. Officer
                                                   since 1997;   of 195 registered investment companies managed
                                                     of the      by EVM or BMR.
                                                   Portfolio
                                                   since 2002

Michelle A. Alexander         Treasurer of the      Since 2002   Vice President of EVM and BMR. Chief Financial
8/25/69                         Portfolio                        Officer of Belair Capital Fund LLC, Belcrest
                                                                 Capital Fund LLC, Belmar Capital Fund LLC,
                                                                 Belport Capital Fund LLC and Belrose Capital
                                                                 Fund LLC (private investment companies
                                                                 sponsored by EVM). Officer of 85 registered
                                                                 investment companies managed by EVM or
                                                                 BMR.

James L. O'Connor             Treasurer of Trust    Since 1989   Vice President of BMR, EVM and EVD. Officer of
4/1/45                                                           116 registered investment companies managed by
                                                                 EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustee and officers of the Fund and the Portfolio and can be obtained without charge calling 1-800-225-6265.

                 INVESTMENT ADVISER OF LARGE-CAP CORE PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                ADMINISTRATOR OF EATON VANCE LARGE-CAP CORE FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022


                         EATON VANCE LARGE-CAP CORE FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

    THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

1559-2/04                                                                 LCCSRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) -(d)

EATON VANCE LARGE-CAP CORE FUND (the "Fund") is a series of Eaton Vance Special Investment Trust (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. Including the Fund, the Trust contains a total of 11 series (collectively, the "Series"). This Form N-CSR/A relates to the Fund's annual report.

The following table presents the aggregate fees billed to the Fund for the Fund's fiscal years ended December 31, 2002 and December 31, 2003 by the Fund's principal accountant for professional services rendered for the audit of the Fund's annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

EATON VANCE LARGE CAP CORE FUND

FISCAL YEARS ENDED                                        12/31/02     12/31/03
--------------------------------------------------------------------------------
Audit Fees                                               $    6,664   $    5,047

Audit-Related Fees(1)                                    $        0   $        0

Tax Fees(2)                                              $    5,500   $    5,600

All Other Fees(3)                                        $        0   $        0
                                                         -----------------------

Total                                                    $   12,164   $   10,647
                                                         =======================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have the same fiscal year end (December
31). The Series differ, however, as to principal accountant; i.e., certain Series have PricewaterhouseCoopers LLP ("PWC") as a principal accountant and other Series have Deloitte & Touche LLP ("D&T") as a principal accountant. The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series's respective principal accountant for the last two fiscal years of each Series.

FISCAL YEARS ENDED                     12/31/02                  12/31/03
                                   PWC          D&T          PWC          D&T
--------------------------------------------------------------------------------
AUDIT FEES                     $   82,750   $   38,181   $   99,800   $   61,346

AUDIT-RELATED FEES(1)          $        0   $        0   $        0   $        0

TAX FEES(2)                    $   47,965   $   27,300   $   54,190   $   32,300

ALL OTHER FEES(3)              $        0   $        0   $        0   $        0
                               -------------------------------------------------

TOTAL                          $  130,715   $   65,481   $  153,990   $   93,646
                               =================================================

 (1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to all of the Series in the Trust by each Series's respective principal accountant (either PWC or D&T) for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by PWC and D&T for the last two fiscal years of each Series.

FISCAL YEARS ENDED                     12/31/02                  12/31/03
                                   PWC          D&T          PWC          D&T
--------------------------------------------------------------------------------
REGISTRANT(1)                  $   47,965   $   27,300   $   54,190   $   32,300

EATON VANCE(2)                 $        0   $  336,546   $        0   $  458,168

(1)  Includes all of the Series in the Trust.

(2) Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series.

(h) The registrant's audit committee has considered whether the provision by the registrant's principal accountant of non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

Not required in this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not required in this filing.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 10. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant's internal controls over financial reporting during the period that has materially affected, or is reasonably likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)         Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)      Treasurer's Section 302 certification.
(a)(2)(ii)     President's Section 302 certification.
(b)            Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE SPECIAL INVESTMENT TRUST (ON BEHALF OF (EATON VANCE LARGE CAP CORE
FUND))


By:   /S/ Thomas E. Faust Jr.
      ------------------------------
      Thomas E. Faust Jr.
      President


Date: June 8, 2004
      ------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /S/ James L. O'Connor
      ------------------------------
      James L. O'Connor
      Treasurer


Date: June 8, 2004
      ------------


By:   /S/ Thomas E. Faust Jr.
      -----------------------------------------
      Thomas E. Faust Jr.
      President


Date: June 8, 2004
      ------------